Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q for the period ended March 31, 2024 of Heliogen, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christiana Obiaya, Chief Executive Officer of the Company, certify, pursuant to the requirement set forth in Rule 13a‐14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 8, 2024	By:	/s/ Christiana Obiaya
Christiana Obiaya
Chief Executive Officer
(Principal Executive Officer)